5. Time Deposits (Details Narrative) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Time Deposits Details Narrative
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 4,300	$ 11,400
CDARS balances	$ 4,100	$ 11,000
Weighted average rate of brokered deposits	0.10%	0.13%